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                                                                   EXHIBIT 10.15

                    ON-GOING PROFESSIONAL SERVICES AGREEMENT


     This Agreement is entered into as of the 1st day of January, 1996 by and between MIM Holdings, LLC, a Rhode Island limited liability company with offices at 25 North Road, Peace Dale, RI 02883 ("Consultant"), and MIM Strategic Marketing, LLC, a Tennessee limited liability company with offices at 25 North Road, Peace Dale, RI 02883 (the "Company").

     Now, Therefore, in consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Engagement.  The Company hereby engages Consultant, and Consultant
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hereby accepts engagement with the Company, upon the terms and conditions set forth herein.

     2.  Duties.  (a) Consultant shall provide the Company with the consulting
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services set forth in Exhibit A hereto and such other services as shall be
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mutually agreed upon from time to time (the "Services").  Unless otherwise instructed, Consultant shall report to the Company's Manager.

          (b) Consultant shall perform its duties hereunder faithfully, to the best of its abilities and in furtherance of the business of the Company, and shall devote such business time, attention, skill and resources to the Services as may be required from time to time to perform the same in a professional manner, it being agreed that Consultant shall not be required to devote its full business time and efforts to the Company's business and affairs. During the term hereof, Consultant will not engage in any activities which would be inconsistent with its obligations hereunder, or with the objectives and business of the Company.

     3.  Compensation.  In full compensation for the performance of Consultant's
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duties and obligations hereunder, the Company agrees to pay and Consultant agrees to accept consulting fees in the amounts determined and payable as set forth in Exhibit A hereto.
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     4.  Expenses.  All expenses incidental to the rendering of Services by
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Consultant shall be paid by Consultant unless approved in writing for reimbursement by the Company.

     5.  Term and Termination.  This Agreement shall become effective as of the
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date first above written and shall remain in effect until the expiration date set forth in Exhibit A hereto.
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     6.  Representations and Warranties.  Consultant represents and warrants
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that Services to be provided, including materials to
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be produced or developed, by Consultant hereunder will be performed, produced or developed in a good and professional manner. Consultant and its representatives will comply with all applicable laws, rules and regulations governing all aspects of the Services.

     7.  Independent Contractor.  Consultant shall be rendering Services as an
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independent contractor, and nothing stated or implied herein shall be construed to make Consultant or any of its employees or representatives a joint venturer, partner, employee, agent or principal of or with the Company.

     8.  Confidential Information.  Each party hereto agrees to use its best
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efforts to keep secret and retain in the strictest confidence all confidential matters which relate to the other party hereto (including, without limitation, business operations and plans, customer and supplier lists, tirade secrets, pricing policies and the like) learned by such party under or in connection with this Agreement, and to never disclose any such confidential matter to any third party except in the course of performing its obligations hereunder. Upon the request of the other party hereto, each party hereto will deliver to the other party, promptly upon termination of this Agreement or at any later requested time, all copies of all records and media within its possession or control received from the other party which relate to said other party and/or its businesses and associates.

     9.  Remedies.  Should either party hereto engage in any acts prohibited by
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Section 8 hereof, then, without limitation of any other rights or relief to which the other party may be entitled, the other party hereto shall be entitled to recover any damages resulting therefrom, and to injunctive relief enjoining and restraining actions in violation of Section 8 hereof, provided that neither party shall be entitled to recover exemplary or punitive damages.

     10.  Waivers.  No provision of this Agreement shall be deemed waived unless
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such waiver is in writing and signed by the party making such waiver.  The waiver of a violation of any provision of this Agreement shall not operate as a waiver of any subsequent violation of any provision hereof.

     11.  Notices.  Any notice hereunder shall be in writing and shall be deemed
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given the earlier of actual receipt or three business days after being mailed postage prepaid and addressed to the other party at the address first set forth above or such other address as may be designated for such purpose in accordance with this section.

     12.  Severability.  If any provision(s) of this Agreement shall be invalid,
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illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the

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remaining provisions hereof shall not in any way be affected or impaired thereby.

     13.  Governing Law.  This Agreement shall be governed by and construed and
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enforced in accordance with the laws of the State of Rhode Island without regard to any rule thereof which might refer such matters to the laws of any other jurisdiction.

     14.  Headings.  The headings of the Sections of this Agreement including
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Exhibits are included for ease of reference only, do not constitute a part of this Agreement, and in no way shall affect the meaning of any provision hereof.

     15.  Miscellaneous.  This writing (i) constitutes the full and complete
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agreement and understanding of the parties hereto respecting the subject matter hereof, superceding all prior representations, agreements and understandings respecting the same, (ii) shall not be assignable or amendable in whole or in part without the written consent of both parties, and (iii) shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     In Witness Whereof, the parties have executed this Agreement as of the date first above written.



Consultant:                                    By/s/ E. David Corvese
                                                 -------------------------------
                                                 E. David Corvese, its Manager



The Company:                                   By/s/ Todd R. Palmieri
                                                 -------------------------------
                                                 Todd R. Palmieri, its President
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                                   Exhibit A



1.   Services.  During calendar years 1996 through 1998, Consultant will provide
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to the Company all on-going, operational professional services required to perform the Company's obligations under its client contracts including, without limitation:

       (i) executive management responsibility for the Company's administrative and strategic marketing functions;

      (ii) initiation and negotiation of strategic relationships to increase the Company's value;

     (iii) financial management including, without limitation, production of routine financial statements, cash management, audit management and the like; and

      (iv) legal services required in the normal course of business or in support of negotiation of strategic relationships.

2.   Compensation.  The Company shall pay a consulting fee to Consultant of One
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Million Eight Hundred Thousand ($1,800,000) Dollars, payable monthly in advance at the rate of Fifty Thousand ($50,000) Dollars per month commencing January 1, 1996.